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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          Reported): October 11, 1999

                LEHMAN ABS CORPORATION, (as depositor under the Sale and Servicing Agreement, dated as of September 1, 1999)

                            LEHMAN ABS CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                        333-76627               13-3447441
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
      Incorporation)                  File Number)          Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
        ---------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)



       Registrant's telephone number, including area code (212) 526-7000

   ------------------------------------------------------------------------


Item 5.      Other Events.

Filing of MBIA Insurance Corporation Insurance Policy

         Reference is made to the Champion Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Notes, Series 1999-3, Class A Notes, issued pursuant to an indenture, dated as of September 1, 1999 between the Champion Home Equity Loan Trust 1999-3 (the "Trust") and Harris Trust and Savings Bank, as Indenture Trustee. Principal payments and accrued and unpaid interest due on the Class A Notes will be unconditionally and irrevocably guaranteed by a policy issued by MBIA Insurance Corporation (the "MBIA Policy").

         The Registrant is filing a form of the MBIA Policy in connection with the Class A Notes. The MBIA Policy is attached hereto as Exhibit 1.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LEHMAN ABS CORPORATION

                                By: /s/ Samir A. Tabet
                                    -----------------------
                                    Name:  Samir A. Tabet
                                    Title:  Senior Vice-President

Dated:  October 11, 1999






                                 Exhibit Index

Exhibit                                                              Page

1        MBIA Policy.............................................     5



                            Exhibit 1: MBIA Policy

                          MBIA INSURANCE CORPORATION

                      FINANCIAL GUARANTY INSURANCE POLICY

         September 23, 1999

                                                             Policy No. 30313

Re: CHAMPION HOME EQUITY LOAN TRUST 1999-3 (the "Trust"), Class I-A Notes, Class II-A Notes and Class III-A Notes (collectively the "Notes") and the Senior Interest Participations (the "Senior Interest Participations")

Insured Obligation:         Obligation of the Trust to pay up to $350,000,000
                            in aggregate principal amount of the Notes, plus accrued and unpaid interest on the Notes and the Senior Interest Participations

Beneficiary:                Harris Trust and Savings Bank and its permitted
                            successors and assigns, as Indenture Trustee of the Trust

          For consideration received, MBIA INSURANCE CORPORATION ("MBIA"), hereby unconditionally and irrevocably guarantees to the Beneficiary, payment of the Insured Obligation, subject to the terms of this policy (the "Policy"). MBIA agrees to pay to the Beneficiary an amount (the "Payment Amount") with respect to each Class of Notes and each Senior Interest Participation equal to the sum of:

                  (a) on any Payment Date, the amount by which the aggregate of the Interest Distributions with respect to the related Class of Notes and the related Senior Interest Participations for such Payment Date exceeds the sum of (i) the amount on deposit in the Distribution Account available to be distributed therefor (excluding Insured Payments) on such Payment Date pursuant to Section 5.01(a)(ii) of the Sale and Servicing Agreement (as defined herein) and (ii) the portion of the Crosscollateralization Payment to be applied to the payment of an Interest Deficiency, if any, plus

                  (b) on any Payment Date other than the Final Payment Date, the amount by which the related Note Principal Balance as of such Payment Date (after taking into account (i) distributions (excluding Insured Payments) allocable to principal on such Payment Date pursuant to Sections 5.01(a)(iii) and 5.01(a)(v) of the Sale and Servicing Agreement and (ii) distributions of the portion of any Crosscollateralization Payment to be applied pursuant to
                  Section 5.01(a)(iii) or 5.01(a)(v)) exceeds the related Group Principal Balance at the end of the related Due Period;

                  (c) on the Final Payment Date, an amount equal to the related Note Principal Balance (after taking into account distributions (excluding Insured Payments) allocable to principal on such Payment Date including distributions of the portion of any Crosscollateralization Payments to be applied pursuant to Section 5.01(a)(iii) or 5.01(a)(v)).

          (the amount set forth in (a), the "Guaranteed Interest Payment Amount") and (the sum of the amounts set forth in (b) and (c) the "Guaranteed Principal Payment Amount").

          If a payment of the Insured Obligation is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Beneficiary is required to return such voided payment, or any portion of such voided payment, made in respect of any of the Notes or either of the Senior Interest Participations (an "Avoided Payment"), MBIA will pay on the guarantee described in the first paragraph hereof, an amount equal to such Avoided Payment, irrevocably, absolutely and unconditionally and without the assertion of any defenses to payment, including fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety in law or in equity, upon receipt by the Fiscal Agent from the Beneficiary of (w) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Beneficiary is required to return any such payment or portion thereof prior to the Termination Date (as defined below) of this Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (x) an opinion of counsel satisfactory to MBIA that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Mbia, irrevocably assigning to MBIA all rights and claims of such Beneficiary relating to or arising under such Avoided Payment and (z) appropriate instruments to effect the appointment of MBIA as agent for the Beneficiary in any legal proceeding related to such preference payment. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Beneficiary directly (unless an Owner has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order in which case such payment shall be disbursed to the Beneficiary for distribution to such Owner upon proof of such payment reasonably satisfactory to MBIA).

          Notwithstanding the foregoing, in no event shall MBIA be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of the principal amount of any of the Notes, prior to the time MBIA would have been required to make a payment in respect of such principal pursuant to the first paragraph of this Policy.

          MBIA shall make payments due in respect of Avoided Payments prior to 1:00 p.m. New York City time on the Business Day following the Fiscal Agent's receipt of the documents required under clauses (w) through (z) of the second preceding paragraph and a Notice for Payment in the form of Exhibit A hereto ("Notice for Payment") appropriately completed and executed by the Beneficiary. Any such documents received by the Fiscal Agent after 12:00 p.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Fiscal Agent prior to 12:00 p.m. on the next succeeding Business Day. All payments made by MBIA hereunder in respect of Avoided Payments will be made with MBIA's own funds.

          In no event shall MBIA be obligated to make any payments in respect of principal on the Notes pursuant to any Notice for Payment (as defined below) presented hereunder in an amount in excess of $350,000,000 less the sum of all amounts theretofore paid in respect of principal on the Notes pursuant to all Notices for Payment hereunder.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement, dated as of September 1, 1999, by and among Lehman ABS Corporation, as Depositor, Champion Mortgage Co., Inc., as Seller and as Servicer, the Trust and Harris Trust and Savings Bank, as Indenture Trustee (the "Sale and Servicing Agreement").

          "Insolvency Proceeding" means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against the Seller, the Servicer, the Depositor or the Trust, or the commencement, after the date hereof, of any proceedings by or against the Seller, the Servicer, the Depositor or the Trust, for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to the Seller, the Servicer, the Depositor or the Trust.

          "Owner" means each Holder who, on the applicable Payment Date, is entitled under the terms of the Notes or the Senior Interest Participations to payment thereunder.

          MBIA will pay or cause to be paid to the Beneficiary, irrevocably and unconditionally and without the prior assertion of any defenses to payment, including fraud in inducement or fact, the amount demanded in a Notice for Payment (as defined below), not to exceed the Payment Amount on the Payment Date relating to such Notice for Payment, in immediately available funds on the later of (a) 10:00 a.m. New York City time on the Business Day immediately preceding the Payment Date and, (b) 10:00 a.m. New York City time on the second Business Day next succeeding presentation to State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") (as hereinafter provided) of a Notice for Payment, appropriately completed and executed by the Beneficiary.

          A Notice for Payment under this Policy must be received by the Fiscal Agent by 2:00 p.m. New York City time on any Business Day by (a) delivery of the original Notice for Payment to the Fiscal Agent at its address set forth below, or (b) facsimile transmission of the original Notice for Payment to the Fiscal Agent at its facsimile number set forth below. If presentation is made by facsimile transmission, the Beneficiary shall (i) simultaneously confirm transmission by telephone to the Fiscal Agent at its telephone number set forth below, and (ii) as soon as reasonably practicable, deliver the original Notice for Payment to the Fiscal Agent at its address set forth below. Any Notice for Payment received by the Fiscal Agent after 2:00 p.m. New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by the Fiscal Agent at 9:00 a.m., New York City time, on the next succeeding Business Day.

          If any Notice for Payment received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice for Payment.

          The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of MBIA to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

          MBIA shall be subrogated to the rights of each Owner to receive payments under the Notes and the Senior Interest Participations to the extent of any payment by MBIA hereunder.

          Mbia hereby waives and agrees not to assert any and all rights to require the Beneficiary to make demand on or to proceed against any person, party or security prior to demanding payment under this Policy.

          No defenses, set-offs and counterclaims of any kind available to Mbia so as to deny payment of any amount due in respect of this Policy will be valid and Mbia hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Any rights of subrogation acquired by MBIA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on account of payments due under the Notes and the Senior Interest Participations.

          This Policy is neither transferable nor assignable, except in whole, but not in part, to a successor Indenture Trustee duly appointed and qualified under the Indenture. Such transfer and assignment shall be effective upon receipt by Mbia of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee, in the form of Exhibit B hereto (which shall be conclusive evidence of such transfer and assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Policy in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he is a duly authorized officer of the transferee.

          All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to Mbia with respect to this Policy shall specifically refer to the number of this Policy and shall be made to Mbia at:

                                    MBIA Insurance Corporation
                                    113 King Street
                                    Armonk, N.Y. 10504
                                    Attention: Insured Portfolio Management,
                                               Structured Finance
                                    Telephone: (914) 273-4949
                                    Facsimile: (914) 765-3163

          or such other address, officer, telephone number or facsimile number as Mbia may designate to the Beneficiary in writing from time to time. Each such notice, presentation, delivery and communication shall be effective only upon actual receipt by Mbia.

          Any notice hereunder delivered to the Fiscal Agent of MBIA may be made at the address listed below for the Fiscal Agent of MBIA or such other address as MBIA shall specify in writing to the Indenture Trustee.

          The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

          The obligations of Mbia under this Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Beneficiary, the Seller, the Servicer, the Depositor, the Trust or any other person to perform any covenant or obligation in favor of Mbia (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Beneficiary, the Seller, the Servicer, the Depositor, the Trust or any other person shall in any way affect or limit MBIA's obligations under this Policy. If an action or proceeding to enforce this Policy is brought, the Beneficiary shall be entitled to recover from MBIA costs and expenses reasonably incurred, including without limitation reasonable fees and expenses of counsel.

          There shall be no acceleration payment due under this Policy unless such acceleration is at the sole option of Mbia.

          This Policy and the obligations of Mbia hereunder shall terminate upon the date (the "Termination Date") which is one year and one day following the earliest to occur of: (i) the Payment Date occurring in September 2029,
(ii) the Business Day following the date MBIA receives written notice from the Seller terminating this Policy as a result of (a) a downgrade of its claims paying ability rating by any Rating Agency which results in a downgrading of any of the Notes or (b) the occurrence of an Insurer Default, provided, however, that no termination under this clause (ii) shall be effective until
(I) all amounts owed to MBIA under the Insurance Agreement on the date such written notice is received by MBIA are paid in full in cash and (II) the original of this Policy is received by MBIA and (iii) the Payment Date upon which final distribution on the Notes and the Senior Interest Participations is made; provided that, if an Insolvency Proceeding is existing by or against the Trust, the Seller, the Servicer or the Depositor during such one year and one day period, then this Policy and Mbia's obligations hereunder shall terminate on the date of the conclusion or dismissal of such Insolvency Proceeding without continuing jurisdiction by the court in such Insolvency Proceeding; provided further that this Policy shall not terminate prior to the date on which Mbia has made all payments required to be made under the terms of this Policy in respect of such Avoided Payments.

          This Policy shall be returned to Mbia upon the expiration of its term.

          This Policy is not covered by the property/casualty insurance fund specified in Article Seventy-six of the New York State insurance law.

          This Policy sets forth in full the undertaking of Mbia, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment to any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust or any other Person and may not be canceled or revoked prior to the time it is terminated in accordance with the express terms hereof.

          THIS POLICY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, Mbia has caused this Policy to be executed on the date first written above.

                                     MBIA INSURANCE CORPORATION

                                         By:  /s/ Gary C Dunton
                                              --------------------
                                         Name: Gary C Dunton
                                         Title: President

                                         By:  /s/ Ann D. McKennan
                                              --------------------
                                         Name: Ann D. McKennan
                                         Title: Assistant Secretary

                                                 EXHIBIT A to Policy No. 30313



MBIA Insurance Corporation
113 King Street
Armonk, New York  10504
      Attention: Insured Portfolio Management,,
                 Structured Finance

                              NOTICE FOR PAYMENT

                            UNDER POLICY NO. 30313

          The undersigned individual, a duly authorized officer of ________________, as Indenture Trustee (the "Beneficiary"), hereby certifies to MBIA Insurance Corporation ("Mbia"), with reference to the Policy No. 30313 dated September 23, 1999 (the "Policy"), as follows:

          1. The Beneficiary is the Indenture Trustee under the Sale and Servicing Agreement, dated as of September 1, 1999, by and among Lehman ABS Corporation, as Depositor, Champion Mortgage Co., Inc., as Seller and as Servicer, the Trust and the Beneficiary, as Indenture Trustee (the "Sale and Servicing Agreement").

          2. This notice relates to the [insert date] Payment Date.

          3. The Beneficiary demands payment of $ , which is the Payment Amount, as calculated pursuant to the Policy. The Payment Amount consists of:
(check as appropriate and state separately with respect to each Loan Group)

          [the Guaranteed Interest Payment Amount]      in the amount of $___________

          [the Guaranteed Principal Payment Amount]     in the amount of $___________.



          4. The Available Funds with respect to the applicable Loan Group (net of Insured Payments, the trustee fees and Premium Amount with respect to such Loan Group for the related Payment Date) is equal to $___________.

          [For a Notice for Payment in respect of an Avoided Payment use the following paragraphs 4 and 5.]

          4. The Indenture Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments is the amount paid or to be paid simultaneously with such draw on the Policy, by all Owners on account of a Preference Event [$ ] (the "Avoided Payment Amount"), (ii) each Owner with respect to which the drawing is being made under the Policy has paid or simultaneously with such draw on the Policy will pay such Avoided Payment, and (iii) the documents required by the Policy to be delivered in connection with such Avoided Payment and Avoided Payment Amount have previously been presented to MBIA or are attached hereto.

          5. The amount demanded is to be paid in immediately available funds by wire transfer to [________].



          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement and the Policy, as the case may be.

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.

           IN WITNESS WHEREOF, this notice has been executed this ___ day of ___________, ____.



                               _________________, as Indenture Trustee

                                     By: ____________________________________
                                         Name:
                                         Title:


                                                Exhibit B to Policy No. 30313

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
      Attention:     Insured Portfolio Management,
                                    Structured Finance

Dear Sirs:

          Reference is made to that certain Policy No. 30313 dated September 23, 1999 (the "Policy") which has been issued by MBIA Insurance Corporation in favor of Harris Trust and Savings Bank, as Indenture Trustee.

          The undersigned [Name of Transferor] has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Policy to [Name of Transferee] and confirms that [Name of Transferor] no longer has any rights under or interest in said Policy.

          Transferor and Transferee have indicated on the face of said Policy that it has been transferred and assigned to Transferee.

          Transferee hereby certifies that it is a duly authorized transferee under the terms of said Policy and is accordingly entitled, upon presentation of the document(s) called for therein, to receive payment thereunder.

                                          [Name of Transferor]

                                          By: ________________________________
                                              [Name and Title of
                                              Authorized Officer of  Transferor

                                              [Name of Transferee]

                                          By: _______________________________
                                              [Name and Title of Authorized
                                              Officer of Transferee]